As filed with the Securities and Exchange Commission on December 19, 2005
Registration No. 333-130062

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

PFSWEB, INC.
(Exact name of registrant as specified in its charter)

Delaware State or other jurisdiction of incorporation or organization)	7389 (Primary Standard Industrial Classification Code Number)	75-2837058 (I.R.S. Employer Identification No.)
500 North Central Expressway
Plano, Texas 75074
(972) 881-2900
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Mark C. Layton
Chief Executive Officer
PFSweb, Inc.
500 North Central Expressway
Plano, Texas 75074
(972) 881-2900
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Copies to:

Morris Bienenfeld Wolff & Samson PC One Boland Drive West Orange, New Jersey 07052 (973) 530-2013	Adam Shaffer Chief Executive Officer eCOST.com, Inc. Suite 106 2555 West 190th Street Torrance, California 90504 (310) 225-4044	Steven B. Stokdyk Latham & Watkins LLP Suite 4000 633 West Fifth Street Los Angeles, CA 90071-2007 (213) 891-7421

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effectiveness of this registration statement and upon completion of the merger described in the enclosed joint proxy statement/prospectus.
If the securities being registered on this form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. ☐
If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
This Amendment No. 1 to the Form S-4 Registration Statement (File No. 333-130062) of PFSweb, Inc. is being filed solely to include an Exhibit to the Registration Statement. Accordingly, Part I, the form of prospectus, has been omitted from this filing.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 20. Indemnification of Directors and Officers
     Section 145 of the DGCL provides that a corporation may indemnify a director, officer, employee or agent who was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he was a director, officer, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another corporation against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
     PFSweb’s certificate of incorporation requires PFSweb to indemnify its directors and officers to the full extent permitted under the DGCL. PFSweb’s certificate of incorporation provides that PFSweb will indemnify any person who was or is a party or is threatened to be made a party to any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of PFSweb, or is or was serving at the request of PFSweb as a director or officer of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, whether the basis of the proceeding is alleged action in an official capacity as a director or officer or in any other capacity while so serving, to the full extent authorized by the DGCL.
     PFSweb’s certificate of incorporation eliminates the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (1) from any breach of the director’s duty of loyalty to PFSweb or its stockholders; (2) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under Section 174 of the DGCL; or (4) from any transaction from which the director derived an improper personal benefit.
     PFSweb has obtained insurance policies insuring its directors and officers and those of its subsidiaries against some liabilities they may incur in their capacity as directors and officers.
     The foregoing is only a general summary of certain aspects of Delaware law, PFSweb’s certificate of incorporation and insurance policies dealing with indemnification of directors and officers, and does not purport to be complete. It is qualified in its entirety by reference to the detailed provisions of Section 145 of the DGCL and the various documents of that are referred to in this summary.
Item 21. Exhibits and Financial Statement Schedules
     (a) The Exhibit Index on page II-5 is incorporated herein by reference as the list of exhibits required as part of this registration statement.
     (b) Financial Statements Schedule
PFSweb
     Schedule I — Condensed Financial Information of Registrant
     Schedule II — Valuation and Qualifying Accounts
     All other schedules are omitted because the required information is not present in amounts sufficient to require submission of the schedule or because the information required is included in the financial statements or notes thereto.

eCOST
     Schedule II, Valuation and Qualifying Accounts.
     All other schedules are omitted because the information is not applicable or is not material, or because the information is included in the financial statements or the notes thereto.
Item 22. Undertakings
     The undersigned registrant hereby undertakes:
     1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
     i. To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;
     ii. To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.
     A. To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
     2. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
     4. That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:
i. If the registrant is relying on Rule 430B:
     A. Each prospectus filed by the registrant pursuant to Rule 424(b)(3)shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
     B. Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
     ii. If the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
     5. That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
     i. Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;
     ii. Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;
     iii. The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and
     iv. Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
     The undersigned registrant hereby undertakes:
     1. That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
     2. That every prospectus (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
     The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.
     The undersigned registrant hereby undertakes to supply by means of a posteffective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on December 19, 2005.

PFSWEB, INC.
By:	/s/ MARK C. LAYTON
Mark C. Layton
Chairman of the Board of Directors, Chief Executive Officer and President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 19, 2005.

	Signature	Title	Date

By:	/s/ Mark C. Layton Mark C. Layton	Chairman of the Board, President, and Chief Executive Officer (Principal Executive Officer)	December 19, 2005

By:	/s/ Thomas J. Madden Thomas J. Madden	Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)	December 19, 2005

By:	/s/ *	Director	December 19, 2005
David Beatson

By:	/s/ *	Director	December 19, 2005
Timothy M. Murray

By:	/s/ *	Director	December 19, 2005
James F. Reilly

By:	/s/ *	Director	December 19, 2005
Neil Jacobs
* By: /s/ Tom Madden
     Attorney in Fact

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of November 29, 2005, by and among PFSweb, Inc., Red Dog Acquisition Corp. and eCOST.com, Inc. (included as Annex A to the joint proxy statement/prospectus forming a part of this registration statement)
3.1	Amended and Restated Certificate of Incorporation of PFSweb, Inc. (Incorporated by reference from PFSweb, Inc. Registration Statement on Form S-1 (Commission File No. 333-87657).
3.2	Amended and Restated Bylaws of PFSweb, Inc. (Incorporated by reference from PFSweb, Inc. Registration Statement on Form S-1 (Commission File No. 333-87657).
5.1*	Legal opinion of Wolff & Samson PC
8.1*	Tax opinion of Latham & Watkins LLP
8.2**	Tax opinion of Wolff & Samson PC
10.1	PFSweb, Inc. 2005 Employee Stock and Incentive Plan (Incorporated by reference from PFSweb, Inc. Current Report on Form 8-K filed on June 14, 2005).
10.2	PFSweb, Inc. 2005 Employee Stock Purchase Plan (Incorporated by reference from PFSweb Current Report on Form 8-K filed on June 14, 2005).
10.3	Amendment 3 to Loan and Security Agreement (Incorporated by reference from PFSweb, Inc. Quarterly Report on Form 10-Q filed on August 15, 2005).
10.4	Amendment 6 to Agreement for Inventory Financing (Incorporated by reference from PFSweb, Inc. Quarterly Report on Form 10-Q filed on August 15, 2005).
10.5	Amendment 1 to First Amended and Restated Loan and Security Agreement (Incorporated by reference from PFSweb, Inc. Quarterly Report on Form 10-Q filed on August 15, 2005).
10.6	Amendment 5 to Amended and Restated Platinum Plan Agreement (Incorporated by reference from PFSweb, Inc. Quarterly Report on Form 10-Q filed on May 16, 2005).
10.7	Agreement for IBM Global Financing Platinum Plan Invoice Discounting Schedule (Incorporated by reference from PFSweb, Inc. Quarterly Report on Form 10-Q filed on May 16, 2005).
10.8	Amendment No. 5 to Agreement for Inventory Financing (Incorporated by reference from PFSweb, Inc. Quarterly Report on Form 10-Q filed on May 16, 2005).
10.9	Industrial Lease Agreement between Shelby Drive Corporation and Priority Fulfillment Services, Inc. (Incorporated by reference from PFSweb, Inc. Registration Statement on Form S-1 (Commission File No. 333-87657)).
10.10	Lease Contract between Transports Weerts and Priority Fulfillment Services Europe B.V. (Incorporated by reference from PFSweb, Inc. Registration Statement on Form S-1 (Commission File No. 333-87657)).
10.11	Form of Change of Control Agreement between PFSweb, Inc. and each of its executive officers (Incorporated by reference from PFSweb, Inc. Form 10-K for the fiscal year ended March 31, 2001)
10.12	Ninth Amendment to Lease Agreement by and between AGBRI ATRIUM. L.P., and Priority Fulfillment Services, Inc. (Incorporated by reference from PFSweb, Inc. Form 10-K for the transition period ended December 31, 2001)

10.13	Agreement for Inventory Financing by and among Business Supplies Distributors Holdings, LLC, Supplies Distributors, Inc., Priority Fulfillment Services, Inc., PFSweb, Inc., Inventory Financing Partners, LLC and IBM Credit Corporation (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2002)
10.14	Amended and Restated Collateralized Guaranty by and between Priority Fulfillment Services, Inc. and IBM Credit Corporation (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2002)
10.15	Amended and Restated Guaranty to IBM Credit Corporation by PFSweb, Inc. (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2002)
10.16	Amended and Restated Notes Payable Subordination Agreement by and between Priority Fulfillment Services, Inc., Supplies Distributors, Inc. and IBM Credit Corporation (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2002).
10.17	Amended and Restated Platinum Plan Agreement (with Invoice Discounting) by and among Supplies Distributors, S.A., Business Supplies Distributors Europe B.V., PFSweb B.V., and IBM Belgium Financial Services S.A. (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2002)
10.18	Amended and Restated Collateralized Guaranty between Priority Fulfillment Services, Inc. and IBM Belgium Financial Services S.A. (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2002)
10.19	Amended and Restated Guaranty to IBM Belgium Financial Services S.A. by PFSweb, Inc. (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2002)
10.20	Subordinated Demand Note by and between Supplies Distributors, Inc. and Priority Fulfillment Services, Inc. (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2002)
10.21	Notes Payable Subordination Agreement between Congress Financial Corporation (Southwest) and Priority Fulfillment Services, Inc. (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2002)
10.22	Guarantee in favor of Congress Financial Corporation (Southwest) by Business Supplies Distributors Holdings, LLC, Priority Fulfillment Services, Inc. and PFSweb, Inc. (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2002)
10.23	General Security Agreement by Priority Fulfillment Services, Inc. in favor of Congress Financial Corporation (Southwest). (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2002)
10.24	Inducement Letter by Priority Fulfillment Services, Inc. and PFSweb, Inc. in favor of Congress Financial Corporation (Southwest). (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2002)
10.25	Form of Executive Severance Agreement between the Company and each of its executive officers. (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2002)

10.26	Amendment to Agreement for Inventory Financing by and among Business Supplies Distributors Holdings, LLC, Supplies Distributors, Inc., Priority Fulfillment Services, Inc., PFSweb, Inc., Inventory Financing Partners, LLC and IBM Credit Corporation (Incorporated by reference from PFSweb, Inc. Form 10-K for the year ended December 31, 2002)
10.27	Amendment to Amended and Restated Platinum Plan Agreement (with Invoice Discounting) by and among Supplies Distributors, S.A., Business Supplies Distributors Europe B.V., PFSweb B.V., and IBM Belgium Financial Services S.A. (Incorporated by reference from PFSweb, Inc. Form 10-K for the year ended December 31, 2002)
10.28	Amended and Restated Notes Payable Subordination Agreement by and between Priority Fulfillment Services, Inc., Supplies Distributors, Inc. and IBM Credit Corporation (Incorporated by reference from PFSweb, Inc. Form 10-K for the year ended December 31, 2002)
10.29	Amendment to Factoring agreement dated March 29, 2002 between Supplies Distributors S.A. and Fortis Commercial Finance N.V. (Incorporated by reference from PFSweb, Inc. Form 10-K for the year ended December 31, 2002)
10.30	Loan and Security Agreement by and between Comerica Bank — California (“Bank”) and Priority Fulfillment Services, Inc. (“Priority”) and Priority Fulfillment Services of Canada, Inc. (“Priority Canada”) (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2003)
10.31	Unconditional Guaranty of PFSweb, Inc. to Comerica Bank — California (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2003)
10.32	Security Agreement of PFSweb, Inc. to Comerica Bank — California (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2003)
10.33	Intellectual Property Security Agreement between Priority Fulfillment Services, Inc. and Comerica Bank — California (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2003)
10.34	Amendment 2 to Amended and Restated Platinum Plan Agreement (with Invoice Discounting) by and among Supplies Distributors, S.A., Business Supplies Distributors B.V., PFSweb B.V., and IBM Belgium Financial Services S.A. (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2003)
10.35	Amendment to Agreement for Inventory Financing by and among Business Supplies Distributors Holdings, LLC, Supplies Distributors, Inc., Priority Fulfillment Services, Inc., PFSweb, Inc., and IBM Credit LLC (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2003)
10.36	Amendment to factoring agreement dated April 30, 2003 between Supplies Distributors S.A. and Fortis Commercial Finance N.V.(Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended June 30, 2003)
10.37	Loan and Security Agreement by and between Congress Financial Corporation (Southwest), as Lender and Supplies Distributors, Inc., as Borrower dated March 29, 2002. (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended June 30, 2003)

10.38	General Security Agreement — Business Supplies Distributors Holdings, LLC in favor of Congress Financial Corporation (Southwest) (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended June 30, 2003)
10.39	Stock Pledge Agreement between Supplies Distributors, Inc. and Congress Financial Corporation (Southwest) (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended June 30, 2003)
10.40	First Amendment to General Security Agreement by Priority Fulfillment Services, Inc. in favor of Congress Financial Corporation (Southwest) (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended June 30, 2003)
10.41	First Amendment to Loan and Security Agreement made as of September 11, 2003 by and between Priority Fulfillment Services, Inc., Priority Fulfillment Services of Canada, Inc. and Comerica Bank. (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended September 30, 2003)
10.42	Securities Purchase Agreement dated as of November 7, 2003 between PFSweb, Inc. and the Purchasers named therein. (Incorporated by reference from PFSweb, Inc. Report on Form 8-K filed on November 10, 2003)
10.43	Form of Four Year Warrant dated as of November 7, 2003 issued to each of the Purchasers pursuant to the Securities Purchase Agreement. (Incorporated by reference from PFSweb, Inc. Report on Form 8-K filed on November 10, 2003)
10.44	Industrial Lease Agreement between New York Life Insurance Company and Daisytek, Inc. (Incorporated by reference from PFSweb, Inc. Form 10-K for the year ended December 31, 2003)
10.45	First Amendment to Industrial Lease Agreement between New York Life Insurance Company, Daisytek, Inc. and Priority Fulfillment Services, Inc. (Incorporated by reference from PFSweb, Inc. Form 10-K for the year ended December 31, 2003)
10.46	Second Amendment to Industrial Lease Agreement between ProLogis North Carolina Limited Partnership and Priority Fulfillment Services, Inc. (Incorporated by reference from PFSweb, Inc. Form 10-K for the year ended December 31, 2003)
10.47	Modification, Ratification and Extension of Lease between Shelby Drive Corporation and Priority Fulfillment Services, Inc. (Incorporated by reference from PFSweb, Inc. Form 10-K for the year ended December 31, 2003)
10.48	Amendment to Agreement for Inventory Financing by and among Business Supplies Distributors Holdings, LLC, Supplies Distributors, Inc., Priority Fulfillment Services, Inc., PFSweb, Inc., and IBM Credit LLC (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2004)
10.49	Amendment 4 to Amended and Restated Platinum Plan Agreement (with Invoice Discounting) by and among Supplies Distributors, S.A., Business Supplies Distributors B.V., PFSweb B.V., and IBM Belgium Financial Services S.A. (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2004)
10.50	Third Amended and Restated Notes Payable Subordination Agreement by and between Priority Fulfillment Services, Inc., Supplies Distributors, Inc. and IBM Credit Corporation (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2004)

10.51	First Amendment to Loan and Security Agreement by and between Congress Financial Corporation (Southwest), as Lender and Supplies Distributors, Inc., as Borrower. (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2004)
10.52	Form of Modification to Executive Severance Agreement. (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended March 31, 2004)
10.53	Industrial Lease Agreement by and between Industrial Developments International, Inc. and Priority Fulfillment Services, Inc. (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended September 30, 2004)
10.54	Guaranty by PFSweb, Inc. in favor of Industrial Developments International, Inc. (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended September 30, 2004)
10.55	Lease between Fleet National Bank and Priority Fulfillment Services, Inc. (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended September 30, 2004)
10.56	Guaranty by PFSweb, Inc. in favor of Fleet National Bank (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended September 30, 2004)
10.57	Amendment No. 3 to Lease dated as of March 3, 1999 between Fleet National Bank and Priority Fulfillment Services, Inc. (Incorporated by reference from PFSweb, Inc. Form 10-Q for the quarterly period ended September 30, 2004)
10.58	Loan Agreement between Mississippi Business Finance Corporation and Priority Fulfillment Services, Inc. dated as of November 1, 2004 (Incorporated by reference from PFSweb, Inc. Form 10-K for the fiscal year ended December 31, 2004)
10.59	Placement Agreement between Priority Fulfillment Services, Inc., Comerica Securities and Mississippi Business Finance Corporation (Incorporated by reference from PFSweb, Inc. Form 10-K for the fiscal year ended December 31, 2004)
10.60	Reimbursement Agreement between Priority Fulfillment Services, Inc. and Comerica Bank (Incorporated by reference from PFSweb, Inc. Form 10-K for the fiscal year ended December 31, 2004)
10.61	First Amended and Restated Loan and Security Agreement by and between Comerica Bank and Priority Fulfillment Services, Inc. (Incorporated by reference from PFSweb, Inc. Form 10-K for the fiscal year ended December 31, 2004)
10.62	Remarketing Agreement between Priority Fulfillment Services, Inc. and Comerica Securities (Incorporated by reference from PFSweb, Inc. Form 10-K for the fiscal year ended December 31, 2004)
10.63	Voting Agreement, dated as of November 29, 2005, by and among PFSweb, Inc., Red Dog Acquisition Corp. and a stockholder of eCOST.com, Inc. (included as Annex B to the joint proxy statement/prospectus forming a part of this registration statement)
23.1*	Consent of KPMG LLP, Independent Registered Public Accounting Firm
23.2*	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
23.3	Consent of Wolff & Samson PC (included in Exhibits 5.1 hereto)
23.4	Consent of Latham & Watkins LLP (included in Exhibit 8.1 hereto)
24.1	Power of Attorney (included on the signature page of this registration statement)
99.1*	Form of Proxy Card for PFSweb, Inc.

99.2*	Form of Proxy Card for eCOST.com, Inc.
99.3	Opinion of Wells Fargo Securities, LLC, financial advisor to PFSweb, Inc. (included as Annex C to the joint proxy statement/prospectus forming a part of this registration statement)
99.4	Opinion of Thomas Weisel Partners LLC., financial advisor to eCOST.com, Inc. (included as Annex D to the joint proxy statement/prospectus forming a part of this registration statement)
99.5*	Consent of Wells Fargo Securities, LLC, financial advisor to PFSweb, Inc.
99.6*	Consent of Thomas Weisel Partners LLC., financial advisor to eCOST.com, Inc.

*	Previously filed

**	Filed herewith.